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                                                                   EXHIBIT 10.12

                     AGREEMENT TO PURCHASE/SELL REAL ESTATE
                [1902 N. Black Canyon Freeway, Phoenix, Arizona]

     The parties to this Agreement are: SACRED GROUND RESOURCES, L.L.C., an Arizona limited liability company, hereinafter referred to as the "Seller," and VCG REAL ESTATE HOLDINGS, INC., a Colorado corporation authorized to do business in Arizona, hereinafter referred to as the "Buyer."

                                    RECITALS

     WHEREAS, SACRED GROUND RESOURCES, L.L.C., is the owner of the real property and improvements located at 1902 N. Black Canyon Highway/Freeway, Phoenix, Maricopa County, Arizona; This real estate and its improvements are hereinafter referred to as the "Property." The Property is more fully and completely described in the attached Exhibit A. The contents of Exhibit A are incorporated into this Agreement by this reference. Where there is a discrepancy between Exhibit A and the street address of the Property, Exhibit A shall govern; and,

     WHEREAS, the Seller desires and intends to sell, and the Buyer desires and intends to purchase the Property together with certain personal property as described on Exhibit B (the "Personal Property"), all on the terms and conditions set out below; and,

     WHEREAS, EPICUREAN ENTERPRISES, L.L.C., is an Arizona L.L.C. that is to be wholly owned at closing by Joseph Accomando, and that is currently occupying the Property and using the Property as a "bar" and an "adult live entertainment establishment," as defined by the Phoenix City Code and Phoenix Zoning Ordinances, and,

     WHEREAS, the Buyer seeks to purchase real estate where a bar and adult live entertainment establishment in the form of striptease, and so-called topless entertainment, are permissible and currently lawful and available uses under the laws of the jurisdiction where such real estate is situated, and,

     WHEREAS, the Seller has represented to the Buyer that the Property is, and will be at any closing of this transaction, zoned and currently lawful and available for use as "bar" and an "adult live entertainment" establishment as those terms are defined and used in the Phoenix Zoning Ordinances, and,

     WHEREAS, the Buyer and Seller intend and desire that the Agreement and transaction set out below be conditioned and contingent on the simultaneous closing of a separate transaction between EPICUREAN ENTERPRISES, L.L.C. and VCG HOLDING CORP., whereby VCG HOLDING

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CORP. purchases one hundred percent (100%) of the membership interests in
EPICUREAN ENTERPRISES, L.L.C. (the "Epicurean Agreement"). The assets of Epicurean Enterprises, L.L.C. include a certain Arizona Series 6 Liquor License No. 06070572.

     NOW, in furtherance of the above intents of the Buyer and the Seller, the parties agree, covenant and represent as follows and execute the following
Agreement:

1. AGREEMENT TO SELL AND PURCHASE: The Seller agrees to sell to the Buyer, and the Buyer agrees to purchase from the Seller, the Property and the Personal Property on the terms and conditions set out here below.

2. INCORPORATION OF RECITALS AND EXHIBITS: The Recitals above and the Exhibits referred to in this Agreement, and attached to this Agreement, are incorporated into this Agreement by reference here.

3. DATE OF AGREEMENT: The Date of this Agreement is the date the Agreement becomes fully executed by both Buyer and Seller.

4. OBJECT OF AGREEMENT: The object of this Agreement is the purchase/sale of the Property as more completely and accurately described in attached Exhibit A and the purchase/sale of the Personal Property as more completely and accurately described in attached Exhibit B.

5. TIME FOR EXECUTING AGREEMENT/FAX COPY: This Agreement is VOID if not mutually and fully executed by the Buyer and Seller by March 6, 2003, at 5:00 p.m., and in the hands of Troy Lowrie and Joseph Accomando. A fax copy of a fully executed Agreement is acceptable to satisfy this provision.

6. BINDING EFFECT OF SIGNATURE ON DOCUMENT TRANSMITTED VIA FAX: Buyer or Seller's signature as appearing in or upon a facsimile transmission of this Agreement, pursuant to Section 5 above, shall have the legal effect of an original signature.

7. CONDITION OF THE PROPERTY: The Buyer is purchasing the Property and the Personal Property in their current physical condition. Buyer acknowledges and agrees that, except as otherwise represented or specified herein, neither Seller, nor Seller's members, employees, attorneys, or agents have made any representation or warranties regarding the physical condition or value of the Property upon which the

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   Buyer has relied in entering into this Agreement.

8. PURCHASE PRICE: The agreed Purchase Price of the Property is THREE MILLION EIGHT HUNDRED THOUSAND ($3,800,000.00) DOLLARS.

9. PAYMENT OF PURCHASE PRICE: The Purchase Price shall be paid by the Buyer to the Seller as follows:

         (i) Two Hundred Ninety Thousand and No/100 Dollars ($290,000.00) as a Down Payment/Earnest Money within two days of Buyer signing this Agreement. This $290,000.00 is to be paid into escrow with Transnation Title Insurance Company (the "Title Company") in Phoenix, Arizona, to the ATTENTION of: Pam Hanipel. The Title Company shall act as escrow/closing agent in this sale. In the event this transaction is consummated in accordance with the intent of this Agreement, this $290,000.00 Down Payment shall be applied to the aggregate Purchase Price and paid to Seller at Closing (as used in this Agreement, "Closing" shall be as defined below in Section 11).

         (ii) One Million One Hundred Ten Thousand and No/100 Dollars ($1,110,000.00) Dollars in the form of a cashier's check at Closing, plus or minus "adjustments and prorations" as described below.

         (iii) The balance of the Purchase Price, Two Million Four Hundred Thousand ($2,400,000.00) Dollars, is to be paid per the terms and conditions of a Promissory Note secured by a Deed of Trust, Security Agreement and Financing Statement, each containing terms reasonably satisfactory to Buyer and Seller.

10.ALLOCATION OF PURCHASE PRICE: The Purchase Price is allocated as follows:

     (i)  Real Estate $_____________.00

     (ii) Personal Property $_____________.00

     There is no goodwill involved in this purchase.

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11.CLOSING: Closing shall occur in Phoenix, Arizona, at the offices of the
   Title Company within five (5) business days following the satisfaction of the conditions set forth in Section 14 of this Agreement, or the waiver by Buyer and Seller of such conditions.

12.INSTRUMENT OF CONVEYANCE: Seller shall convey fee simple title to Buyer by means of a Special Warranty Deed.

13.DOCUMENTS TO BE EXECUTED AT CLOSING: Special Warranty Deed, Bill of Sale for the Personal Property, Promissory Note, Deed of Trust, Financing Statement executed by Buyer, Financing Statements executed by Buyer and by VCG HOLDING CORP., respectively, securing Buyer's obligations under the Promissory Note, Non-Foreign Affidavit, and any other document reasonably required by the title insurer, Buyer or Seller.

14.CONDITIONS OF THIS AGREEMENT: The obligation of Buyer to consummate and close this transaction is conditioned on the following occurring at or before Closing (the "Conditions"). The Buyer or Seller, as applicable, can waive any of the Conditions contained herein for their benefit.

   14.1        Buyer Conditions.

       (i) Seller providing Buyer, within ten (10) day of mutual execution of this Agreement, a title commitment report from the Title Company, naming Buyer as the proposed insured, and which proposes to insure the Property for $3,800,000.

       (ii) At closing the Seller shall convey to the Buyer a fee simple interest in the Property, subject only to:

                    a) The Deed of Trust securing payment of the above referenced Promissory Note.

                    b) Those interests/restrictions/exceptions or conditions set out within a preliminary commitment of title insurance issued by the Title Company proposing to insure Buyer's title interest in the Property in the amount of $3.8 Million Dollars (the "Title Commitment") subject only to those exceptions to title and encumbrances, easements and interests in the Property that have been approved by the Buyer.

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                         Buyer shall have ten (10) days following receipt of the
                         Title Commitment to give notice to Seller that it approves or reasonably disapproves the matters set forth therein, failing which Buyer shall be deemed to have approved such matters. Any matters contained in the Title Commitment which are deemed approved by Buyer are hereinafter referred to as the "Permitted Exceptions". If Buyer gives notice of its reasonable disapproval of any matter contained in the Title Commitment, Seller shall have a reasonable time to correct such matter to the Buyer's reasonable satisfaction, failing which, this Agreement shall be terminated and have no further force or effect and the provisions of Section 15 shall apply.

       (iii) At Closing the Buyer shall receive, in its name a standard owner's title insurance policy in the amount of the Purchase Price subject only to the Permitted Exceptions, or an extended owner's title policy if Buyer pays an additional amount to the Title Company for such coverage.

       (iv) At Closing the Seller shall convey the Personal Property to Buyer by means of a Bill of Sale subject only to a security interest for the benefit of Seller as evidenced by a Security Agreement executed by Buyer.

       (v) As of Closing, the conduct by VCG Holding Corp. or Epicurean Enterpirses, L.L.C. of a "bar" and an "adult live entertainment establishment", as those terms are defined by the Phoenix City Code and Phoenix Zoning Code, shall be lawful and currently "Permitted Uses" of the Property per City of Phoenix Code and the Phoenix Zoning Ordinances.

       (vi) Prior to Closing, Joseph Accomando, [who is or will be the sole Member of Seller and EPICUREAN ENTERPRISES, L.L.C. as of the time of Closing, and who personally benefits by this transaction] individually, and on behalf of the Seller and

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               EPICUREAN ENTERPRISES, L.L.C., has agreed to indemnify the Buyer for any losses or damages suffered by the Buyer as a result of any Seller misrepresentations, fraud, or Seller caused performance failures related to this Agreement.

       (vii) The Buyer or VCG Holding Corp. have acquired, to their reasonable satisfaction, all final permits, licenses, and approvals from all regulatory bodies or agencies required to permit these persons or entities to lease, own, use, and operate the Property or business at 1902 N. Black Canyon Freeway, Phoenix, Arizona as a "bar" and an "adult live entertainment" establishment, as those terms are defined by Arizona law and the Phoenix City Code/Phoenix Zoning Ordinances.

       (viii) As of Closing the Property is free of any hazardous or toxic materials or contaminants that would have been used or released by the Seller during the course of Seller's operation of an adult live entertainment establishment and that:

                    a)   Impair the value of the Property in Buyer's hands.

                    b) Subject the Buyer to a legal obligation to cleanse, treat or detoxify any portion of the Property prior to resale.

       (ix) That the City of Phoenix has responded to the registration of the Property submitted by Buyer, Epicurean Enterprises, L.L.C. or VCG Holding Corp. pursuant to Section 701(e) of the Phoenix Zoning Ordinances with a declaration that Buyer or VCG Holding Corp.'s use of the Property as a "bar" and "adult live entertainment establishment" is not challenged by the City of Phoenix or any competing adult business land user.

       (x) That, subject to the provisions of Section 25(viii), the Buyer, in its own name or under the name of Epicurean Enterprises, L.L.C., or VCG Holding Corp., its owners, officers, agents or employees, are authorized by the Seller to interact with regulatory authorities to acquire a written acknowledgement or commitment that the Property may, as of the time of Close or Buyer's inquiry, be lawfully used as a bar and adult live entertainment establishment per Phoenix law.

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       (xi)    Confirmation that 1902 North Black Canyon Highway is not within
               1000 feet of another adult use.

   14.2        Seller Conditions.

       (i) At Closing the Title Company/Escrow Agent shall release to Seller the sum of One Million Four Hundred Thousand and N0/100 Dollars ($1,400,000.00) plus any amount owed Seller by Buyer pursuant to the provisions of Section 17(ii) of this Agreement and less any amounts due from Seller to Buyer or the Title Company/Escrow Agent pursuant to Sections 20 and 22 of this Agreement.

       (ii) At Closing the Buyer shall convey to the Seller a fully executed original of the Promissory Note.

       (iii) At Closing the Buyer shall convey to the Seller (a) a Deed of Trust fully securing the Promissory Note and other than the fault of Buyer containing terms reasonably satisfactory to Seller and Buyer, together with (b) security agreements and financing statements covering (i) all of the personal property sold herewith (ii) and all of the assets of Epicurean Enterprises, L.L.C., including, without limitation Liquor License No. 06070572, all of which shall secure payment of the Promissory Note.

15.ESCROW INSTRUCTIONS: Transnation Title Insurance Company, as Escrowee for this transaction is instructed:

   In the event the Buyer or the Seller are notified prior to closing that the Property is determined by the City of Phoenix as being ineligible or contested, for any reason other than the fault of Buyer, to be used as a "bar" or "adult live entertainment establishment," as these terms in quotations are defined by Phoenix Zoning Ordinances, than this transaction shall be terminated and the Title Company shall immediately refund to the Buyer all of the money deposited with it by the Buyer.

   In the event this transaction has not closed within 120 days of the mutual execution by Buyer and Seller of this Agreement, and the reason for not closing is not related to the City of Phoenix determining the Property's ineligibility, for any reason, to be used as a "bar" or "adult live entertainment establishment," as these terms in quotes are defined by

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   Phoenix Zoning Ordinances, then the down payment referenced above is to be distributed between the parties as follows:

     1. $90,000.00 is to be distributed to the Seller as compensation for Buyer. tying up the Seller's Property.

     2. Any expenses of the Property to be paid by Buyer pursuant to Section 17(ii) of this Agreement which are then due and unpaid shall be paid out of the Down Payment/Earnest Money.

     3. The remainder of the Down Payment/Earnest Money is to be returned to the Buyer less costs and expenses of Transnation Title Insurance Company.

     Agreed and acknowledged:

     /s/ Troy Lowrie                    /s/ Joseph Accomando
     ---------------                    --------------------
     For Buyer                          For Seller

     ---------------------------------------
     For Transnation Title Insurance Company

16.INDEMNITY AND OFFSET AGREEMENT: The circumstances surrounding this transaction are that, simultaneous with the purchase of the Property there is to be a purchase of 100% of the membership interest of Joseph Accomando in Epicurean Enterprises, L.L.C. Epicurean Enterprises, L.L.C. is the owner of the business and the Arizona liquor license currently situated at 1902 N. Black Canyon Freeway. Joseph Accomando is also, or will be at the time of Closing, the owner of a 100% membership interest in Sacred Ground Resources, L.L.C., the Seller here. The 100% sale of Epicurean Enterprises, L.L.C. will financially benefit Joseph Accomando. Because of these circumstances, and as an inducement to Buyer to enter this transaction, the Seller and Joseph Accomando are agreed as follows:

       (i) Buyer shall have the right to offset its Promissory Note obligations to Seller, or Sellers heirs or assigns, when and as they become due:

                    a) Against any loss, damage or expense that either Buyer or VCG Holding Corp. suffer as a result of any damage, claim, lawsuit, or loss arising, in whole or in part, from Seller's misrepresentation or fraud in this Agreement or Joseph Accomando's fraud or

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                         misrepresentation in the Agreement to Purchase 100% of
                         Joseph Accomando's Membership Interest in Epicurean Enterprises, L.L.C.

                    b) Any loss, damage or expense arising from a citation, claim or suit against Epicurean Enterprises, L.L.C. that arose during the period prior to the Closing.

       (ii) Seller agrees to indemnify Purchaser with respect to Sections 16(i)(a) & (b) above via an offset to the Promissory Note, provided that the Buyer fully complies with the following conditions:

                    a) Buyer shall give the Seller prompt written notice of any claim, etc., for which Buyer intends to exercise its right of offset;

                    b) Along with such written notice Buyer shall provide Seller with copies of documents reasonably sufficient to identify the nature and amount of the claim together with such other documents in Buyer's possession or control which assist Seller in defending against such damage, claim, lawsuit, or loss;

                    c) Buyer, upon Seller's request, and upon Buyer's approval (which shall not be unreasonably withheld) shall permit Seller to participate and control the defense of any litigated claim, as long as such defense does not materially prejudice Buyer's interest or cost Buyer or VCG Holding Corp. any money which is not reimbursed to Buyer by Seller; and,

                    d) Buyer shall not begin exercising its right of offset until the Seller's defense of any such claim is concluded, as long as such defense does not materially prejudice Buyer's interests or Buyer is suffering a financial loss which is not reimbursed to Buyer by Seller as a result of any such claim.

       (iii) Miscellaneous: The provisions of this Agreement shall be binding upon and shall be enforceable by the parties and their respective successors, assigns and personal representatives. This Agreement may only be amended or modified by a subsequent written instrument signed by all parties.

17.MAINTENANCE OF USE OF PROPERTY AS A PHOENIX "ADULT LIVE ENTERTAINMENT"
   ESTABLISHMENT: Buyer has informed the

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   Seller that Buyer's sole intended use of the Property is as a leasehold to
   VCG HOLDING CORP. (or in the event that the Arizona Department of Liquor Licenses and Control has disapproved VCG Holding Corp. as a licensee, then a suitable nominee of Buyer) that will use the Property to house so-called "adult live entertainment" business(es). Without the right at the time of Closing to so use the Property, the Buyer would have no use for the Property or an interest in the assets of Epicurean Enterprises, L.L.C. For this Agreement to close, the Buyer and VCG Holding Corp. must, at the time of Closing, be permitted under the Phoenix City Code and Zoning Ordinances and Title 4 of the Arizona Revised Statutes, to open and operate a "bar" and an "adult live entertainment" establishment, Because of these circumstances the Buyer's and Seller agree that:

       (i) From and after the date of this Agreement until Closing Seller will cause Epicurean Enterprises, LLC to use its best faith efforts to maintain the use of the Property as an "adult live entertainment" establishment per the City of Phoenix Code and Zoning Ordinances.

       (ii) Seller's agreement to cause Epicurean Enterprises, L.L.C. to continue the adult live entertainment nature of the business conducted on the Property does benefit Buyer in the event of a closing of this Agreement. Therefore, Buyer agrees to reimburse Epicurean Enterprises, L.L.C. and Seller for the cost of maintaining the bar and adult entertainment establishment use of the Property. Pursuant to this subsection, Buyer agrees to reimburse Seller and Epicurean Enterprises, L.L.C. for all costs associated with the ownership, operation and maintenance of the Property and the "bar" and "adult live entertainment" business conducted thereon, except for income taxes and mortgage payments, from and including January 1, 2003 until the time of Closing or earlier termination of this Agreement. Any monies paid pursuant to this provision shall not be credited against the Purchase Price. Notwithstanding any of the foregoing, if it is determined that the Property does not qualify as of closing, for any reason, to be used as a "bar" or an "adult live entertainment establishment" as those terms are defined by the Phoenix Zoning Ordinances, then no reimbursement under this subparagraph shall be due from the Buyer to the Seller.

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18.RISK OF LOSS: Risk of loss transfers from Seller to Buyer at Closing.

19.CASUALTY LOSS OR CONDEMNATION: In the event of casualty loss or condemnation threat/proceeding of a material portion of the Property prior to Closing, this Agreement may be terminated at Buyer's reasonable discretion.

21.SURVEY: Seller shall provide Buyer a copy of the Survey of the Property dated
   1996 and conducted by Superior Surveying Services.

22.TITLE INSURANCE/CLOSING COSTS: The Buyer and Seller agree to divide equally the costs of a standard owner's policy of title insurance and the charges and fees of the escrow agent. All other costs are to be divided between the parties pursuant to the local customs of title companies in Phoenix, Arizona. If Buyer desires to obtain an extended policy of title insurance, Buyer shall pay any additional costs for such extended policy. Expenses related to the Property inspections and studies are to be borne by the Buyer.

23.BROKERAGE: The parties agree that neither party has used a broker for this sale.

24.SELLER'S REPRESENTATIONS: The Seller represents and agrees that:

       (i)     Seller is the sole and exclusive owner of the Property.

       (ii) The Seller has lawful authority to enter into a transaction to sell the Property.

       (iii) The Seller has appointed Joseph Accomando to execute all the documents, including any Deed, required to accomplish the intents of this Agreement.

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       (iv)    At the time of Closing, Joseph Accomando will be the sole Member of SACRED GROUND RESOURCES, L.L.C.

       (v)     Joseph Accomando is a single person.

       (vi)    The Property is currently zoned A-1.

       (vii) The Property is currently being used, and Seller or Epicurean Enterprises, L.L.C. will continue to use the Property until Closing as a "bar" and an "adult live entertainment establishment" as these business classifications or descriptions are defined in the Phoenix Zoning Ordinances, so long as Buyer reimburses the Seller and/or Epicurean Enterprises, L.L.C. for all of the costs of exhibiting adult live entertainment with the character and frequency required to maintain the adult live entertainment establishment use.

       (viii) There are no legal, equitable, or beneficial interests in the Property actually known to Seller other than as will be disclosed prior to Closing in the Title Commitment and any amendments thereto.

       (ix) The Seller will convey the Property to the Buyer via a SPECIAL WARRANTY DEED.

       (x) Seller has no actual knowledge or reason to believe there are any contaminants such as lead or asbestos in the building on the Property, or that there are any latent subsurface conditions at the Property that indicate the presence of hazardous waste, contaminants, toxic chemicals, or conditions that would render the Property subsurface unstable.

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       (xi)    All of the construction or demolition work performed at the
               Property during Seller's ownership has been performed in compliance with all applicable law and regulations

       (xii) Seller has disclosed in writing to Buyer, within five (5) days of the mutual execution of this Agreement, all conditions, patent and latent, of which it is actually aware, that are dangerous, hazardous, toxic or hidden, and which would expose Buyer, its employees, agents, invitees, vendors, tenants, or tenants employees, agents, invitees or vendors to liability, injury, or adversely effect the value of the Property.

       (xiii) There are currently no liens, mechanics or materialmens liens, encumbrances, or claims of any sort against the Property known to Seller and Seller will not cause any to attach prior to Closing.

       (xiv) There are currently no lawsuits or pending/outstanding claims against or related to the Property or SACRED GROUND RESOURCES, L.L.C., and the Seller is unaware of any person or entity contemplating any such claims.

       (xv) Seller has no notice of any existing or intended condemnation proceedings related to the Property.

       (xvi)   The Property is not adjacent to any proposed light rail system.

       (xvii) At the time of Closing there will be no mortgages, leases, contracts or tenancies related to the Property, except the agreement for trash pickup with Paradise Waste Services and the agreement with Pope Lime for the use of "soda guns" for as long as Seller purchases "soda" from Pope Lime.

       (xviii) Seller has consulted its' own counsel with respect to this Agreement.

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       (xix)   Seller is aware the Buyer is relying on these Representations, and that these Representations survive the closing of this sale-purchase transaction.

25.BUYER'S REPRESENTATIONS AND ACKNOWLEDGMENTS: The Buyer represents and warrants that:

       (i) Buyer has the full power and authority to enter into and perform this Agreement in accordance with its terms and the persons acting for and on behalf of the Buyer each have the necessary authority to execute documents and otherwise consummate this transaction.

       (ii) The Buyer is not prohibited from consummating the transactions contemplated by this Agreement by any law, rule, regulation, instrument, agreement, order or judgment.

       (iii) Buyer has consulted its own counsel respecting the terms and conditions of this Agreement.

       (iv) Buyer has at the present time and will have at the time of Closing and at all times thereafter until the Promissory Note is paid in full the financial ability and/or creditworthiness to purchase the Property at the above referenced Purchase Price and terms.

       (v) Buyer is a Colorado corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is properly qualified to do business in the State of Arizona.

       (vi)    Buyer has:

                    1. Visually inspected the Property, and the exterior and interior of structural improvement on the Property, and waives any claim against Seller that might be based upon a defect or deficiency in the Property or its improvement that could be discerned by Buyer's visual exam of the Property.

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                    2.   Buyer has done no inspection for contaminants such as
                         asbestos or lead existing in unlawful amounts on the Property, but is relying on Seller's representations that Seller has no actual knowledge, without having conducted any investigation or inquiry, of any such conditions. Buyer understands that Seller has done no independent investigations and made no independent inquiry into such matters.

                    3. Buyer has familiarized itself with the sections of A.R.S., Title 4, and the Phoenix City Codes and Ordinances applicable to the use of the Property as a "bar" and "adult live entertainment" as those terms are defined by the Phoenix Zoning Ordinances.

                    4. Buyer has done no independent investigation respecting the title to the Property other than that it will examine the Title Commitment Report and the Survey of the Property to be ordered by Buyer.

                    5. Buyer is not relying solely on its visual inspection of the Property, review of the Title Commitment Report applicable to the Property, or review of A.R.S. Title 4 and Phoenix laws applicable to the operation of a bar and an adult live entertainment establishment. Rather, the Buyer is also relying on all of the representations herein of the Seller respecting some of these issues.

                    6. Buyer is satisfied with respect to the probable risk, worth and potential of the Property and has relied upon its own judgment and the

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                         Representations of the Seller, Epicurean Enterprises,
                         L.L.C., and Joseph Accomando, in entering into and consummating this purchase and sale. Buyer acknowledges that neither Seller, Joe Accomando nor Epicurean Enterprises L.L.C. have made any express or implied representations or warranties as to the value of the Property.

                    7. Nothing contained in this subsection 24(vi) is intended in any way to negate or obviate the conditions to Closing set forth in subsection 14.1 or the Representations of the Seller in Section 23, or the provisions contained in Section 27.

       (vii) Buyer represents and warrants that following the Closing it and its successors or assigns, if any, will continue to use the Property as an "adult live entertainment" establishment, as that term is defined in the City of Phoenix Zoning Code and Ordinances, in a manner that is consistent with all applicable statutes, regulations and ordinances issued or enforced by any governmental body, department or agency, including, without limitation, the Code of the City of Phoenix and the Phoenix City Zoning Ordinance such that there is no probability or imminent danger that the Property will lose its lawful and available use for a "bar" and "adult live entertainment."

       (viii) Neither Buyer, nor VCG Holding Corp., nor any of their respective officers, directors, employees, or agents will, at any time prior to the Closing, (i) submit any written registrations, applications, emails, letters, memorandum, or any other written documents or materials to any governmental or quasi-governmental entity or agency in the State of Arizona unless such written material has been approved, in its entirety, by Joseph Accomando, in his sole and absolute discretion, nor (ii) meet with or conduct any telephonic conference or telephone call with any person or persons in any governmental or quasi-governmental entity or agency in the State of Arizona unless the subject matter of such meeting or discussions and the approach to be taken have first been discussed with, and approved by, Joseph Accomando, in his sole and absolute discretion, and Joseph Accomando is then present during any such meeting or discussion, whether by phone or in person.

26.CONSTRUCTION RELATED DOCUMENTS TO BE PROVIDED BY THE SELLER TO THE BUYER: The
   Seller agrees to provide to the Buyer, prior to closing, all drawings, blueprints, and as built documents related to 1902 N. Black Canyon Highway, Phoenix, Maricopa County, Arizona, that are in its possession or that of its attorney.

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27.PRE-CLOSING INSPECTIONS - BUYER'S ACCESS TO PROPERTY AND BUYER RESPONSIBILITY
   FOR DAMAGE OR CLAIMS ARISING FROM SITE INSPECTION(S). Buyer shall have access to the Property prior to Closing to conduct whatever inspections and analysis Buyer deems appropriate. Buyer agrees to reimburse, indemnify and hold the Seller harmless for, from and against any liability, claims [including workers compensation claims], injuries, damages, losses, and property damage, created or caused by Buyer, or Buyer's agents, employees, architects, designers, independent contractors, invitees, affiliates or related entities arising out of, directly or indirectly, such on site inspections or otherwise arising out of the presence of any of them upon the Property, and Buyer agrees to repair any damage or alteration in the Property's features or structures caused by said inspections.

28.DUE DILIGENCE INSPECTIONS - WAIVER OF CLAIMS AND RIGHT TO TERMINATE.
   Notwithstanding anything else contained in this Agreement to the contrary, Buyer and Seller agree that Buyer shall have until the earlier of (i) forty-five (45) days following the mutual execution of this Agreement, or
   (ii) Closing (the "Due Diligence Period"), to conduct whatever property inspections, physical tests, and any other inquiries Buyer deems necessary or advisable to confirm or determine the physical condition of the Property and the improvements located thereon and the value of Epicurean Enterprises, L.L.C. If, as a result of information first discovered during the conduct of this due diligence, Buyer reasonably disapproves of the condition of the Property or any of the improvements located thereon, then the Buyer shall have the right to terminate this Agreement and Seller and Escrow Agent shall promptly return to Buyer any monies received from Buyer, less any amounts necessary to correct any damages to the Property or the improvements located thereon caused by Buyer or Buyer's, agents, employees, or independent contractors. If Buyer does not give written notice of its disapproval of the condition of the Property or the improvements located thereon during the Due Diligence Period, then Buyer shall have no further claims or causes of action against Seller arising out of, or relating in any manner to, these matters, and shall be deemed to have waived all such claims or causes of action relating to the condition of the Property or the improvements located thereon.

29.ASSIGNMENT OF WARRANTIES AND CONTRACTS: The Seller agrees to assign to the
   Buyer all warranty rights and interests it has, if any, in all improvements and systems situated on the Property, including but not limited to parking lot, perimeter fence systems, security systems, sign systems, pole sign structural or illumination systems, parking lot illumination systems, landscaping, beverage dispensing, point of purchase systems, and sound systems.

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30.BUYER TO ESTABLISH ITS OWN ACCOUNTS: Buyer agrees to be responsible for establishing its own utility and insurance accounts at the time of Closing, or as soon thereafter as is practicable, and further agrees it has no interest in any utility deposit accounts of the Seller.

31.BUYER AND SELLER COOPERATION: Buyer and Seller agree to execute any and all documents [which do not conflict with the Seller or Buyer's representations or intents herein], which are reasonably required by Buyer, Seller, the Title Company, or third parties to further the intents of this Agreement.

32.APPLICABLE LAW, VENUE: This Agreement is to be performed in Phoenix, Arizona.
   This Agreement shall be governed by the internal substantive laws of the State of Arizona (without reference to choice of law principles) and, to the extent they preempt the laws of such state, the laws of the United States. In the event any litigation is commenced relating to this Agreement, the parties hereby irrevocably submit to the process, jurisdiction and venue of the courts of the State of Arizona, in and for the County of Maricopa, for the purpose of suit, action or other proceedings arising out of or relating to this Agreement and any such action shall be commenced only in such courts.

33.INDEPENDENT COUNSEL AND ATTORNEYS FEES: Each party agrees it is represented by independent counsel of its choice. Each party agrees it shall be responsible for its own attorney's fees in connection with this Agreement.

34.DOCUMENTS, REPORTS OR INFORMATION RELATED TO THE PROPERTY IN THE POSSESSION
   OF SELLER, ITS AGENTS OR ATTORNEY: The Seller agrees to provide the Buyer with the following documents within ten (10) days following the mutual execution of this Agreement, to the extent they are currently in the actual possession of Seller:

       (i) Drawings, blueprints, "as built" documents related to 1902 N. Black Canyon Highway, Phoenix, Maricopa County, Arizona.

       (ii) Copies of casualty insurance policy (policies) applicable to the Property during the past five (5) year period.

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       (iii)   2000, 2001, 2002 and 2003 Property Tax Statements.

       (iv) Any Soils Tests/Environmental Studies or Reports referring to Property.

       (v)     Termite/Pest Inspections.

       (vi) Reports of ordinance or state law violations at the Property within the past five years.

35.MEDIATION: In the event of a dispute between the parties concerning the subject matter of this Agreement the parties agree first to attempt to informally mediate their dispute prior to instituting any litigation.

36.THE FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT: The Foreign Investment in
   Real Property Tax Act ["FIRPTA"], IRC 1445, requires that every purchaser of U.S. real estate must, unless an exemption applies, deduct and withhold from the Seller's proceeds ten percent (10%) of the gross sales price. The primary exemption that might be applicable to this sale are: (a) Seller provides the Buyer-Purchaser with an affidavit under penalty of perjury, that Seller is not a "foreign person," as defined in FIRPTA. Seller and Buyer-Purchaser agree to execute and deliver as appropriate, any instrument, affidavit or statement, and to perform any acts reasonably necessary to carry out the provisions of FIRPTA and the regulations promulgated thereunder.

37.CONFIDENTIALTY: The BUYER and the SELLER agree to keep the terms and timing related to this Agreement confidential to the extent legally permissible.

38.FEES AND EXPENSES: Except as otherwise provided herein, the parties hereto shall bear their own costs and expenses incurred in connection with this transaction.

39.ASSIGNMENT. The benefits and burdens of this Agreement are personal in nature and no party shall assign this Agreement or any of its rights and obligations hereunder without the prior written consent of the other party.

40.SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and permitted assigns.

41.NOTICES. Any notice, demand or request required or permitted to be given under any provision of this Agreement shall be in writing and

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

   delivered personally or by certified or registered mail (with return receipt requested, and postage prepaid) to the following address, or to such other address as either party may request by notice in writing to the other party:

                    If to SELLER:             Sacred Ground Resources, L.L.C.
                                              c/o Mr. Joseph Accomando
                                              4221 W. Dunlap, Suite 209
                                              Phoenix, Arizona 85051

                    With a copy to:           Mr. Peter Spiess
                                              SPIESS & SHORT, P.C.
                                              40 N. Central, Suite 1650
                                              Phoenix, Arizona 85004
                                              Attorney for Seller

                    If to BUYER:              VCG Real Estate Holdings, Inc.
                                              Attention: Troy Lowrie
                                              1601 W. Evans
                                              Denver, Colorado 80223

                    With a Copy to:           Michael Di Cavalcante, J.D.
                                              11724 Hemlock Drive
                                              Overland Park, KS. 66210
                                              Attorney for Buyer

42.ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes any and all prior agreements, understanding, negotiations and discussions between the parties and/or their counsel on the subject of this Agreement or topic(s) related to this Agreement. No amendment, modification or waiver of this Agreement shall be binding unless evidenced by an instrument in writing signed by the BUYER and SELLER.

43.CONSTRUCTION. The captions and headings of this Agreement are for convenience and reference only, and shall not control or affect the meaning or construction of this Agreement.

44.SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted. The invalidity

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   or unenforceability of any provision of this Agreement to any person or circumstance shall not affect the validity or enforceability of such provision as it may apply to any other persons or circumstances.

45.WAIVER. The failure in one or more instances of a party to insist upon performance of any of the terms, conditions and covenants set forth in this Agreement, or the failure of a party to exercise any right or privilege conferred by this Agreement, shall not thereafter be construed thereafter as waiving their right to insist upon performance of such terms, conditions or covenants or the rights to exercise such privileges and rights, which shall continue to remain in full force and effect as if no forbearance had occurred.

46.ATTORNEYS FEES. Attorneys' Fees: If either party to this Agreement should bring an action in any court of competent jurisdiction to enforce or obtain an interpretation of this Agreement, the prevailing party in that litigation shall be entitled to a judgment for the costs of the action and reasonable attorneys' fees incurred in prelitigation efforts to resolve the issues between the parties, investigation and research, as well as the attorneys fees associated with actual action following its commencement, in addition to any other relief granted by the court.

47.COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together will constitute for all purposes one and the same instrument.

48.FACSIMILE SIGNATURE. The parties agree a facsimile signature shall be as effective as an original.

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49.SURVIVAL OF COVENANTS, REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION'S. All
   covenants, representations and warranties made by any party to this Agreement shall be deemed made for the purpose of inducing the other party to enter into this Agreement. The representations and warranties made by either party in this Agreement shall survive the Closing indefinitely.

50.DEFAULT UNDER THE AGREEMENT FOR SALE OF LLC MEMBERSHIP INTEREST: Any pre-closing default under the agreement for the Sale of Joseph Accomando's 100% Membership Interest in Epicurean Enterprises, L.L.C. between Joseph Accomando ("Accomando"), as Seller, and VCG Holding Corp. of one hundred percent (100%)of the membership interests in Epicurean Enterprises, L.L.C. shall constitute a default under this Agreement. In the event there is a default by VCG Holding Corp. under the agreement for the Sale of Joseph Accomando's 100% Membership Interest in Epicurean Enterprises, L.L.C. which is not timely cured prior to Closing, then this Agreement shall immediately be deemed terminated.

51.GENERAL. All payments shall be in United States currency, wire transferred funds or certified funds. In addition to the respective obligations required to be performed under this Agreement, Seller and Buyer shall each perform, at the close of Escrow or from time to time thereafter, such other acts, and shall execute, acknowledge and/or deliver such other instruments, documents and other materials, as may be reasonably required in order to consummate the transaction described in this Agreement. It is understood and agreed that this provision shall not be deemed to require either party to perform any of the obligations of the other.

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52.TIME. Time is of the essence of this Agreement.

53.SELLER'S MAINTENANCE OF THE PROPERTY AS AN ADULT USE PRIOR TO CLOSING:
   Notwithstanding anything to the contrary in this Agreement, Seller's maintenance and control of the use(s) of Property prior to Closing, in the capacity of landowner, or the owner of Epicurean Enterprises, L.L.C., are the sole and exclusive endeavors and acts of the Seller. Seller agrees and acknowledges that the Buyer has not and will not play any role in the pre-closing:

       (i)     Maintenance or control of the Property or Property use(s).

       (ii) Maintenance, control or direction of any employees, independent contractors or entertainers working or appearing at the Property prior to closing.

IN WITNESS WHEREOF, the parties have executed this Agreement for Purchase/Sale of Real Estate as of the 5th day of March, 2003.

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         "SELLER"                                         "BUYER"

    SACRED GROUND  RESOURCES, L.L.C.,                  VCG REAL ESTATE
   An Arizona limited liability company                HOLDINGS, INC.,
                                                    A Colorado corporation


   /s/ Joseph Accomando                             /s/ Troy Lowrie
   -----------------------                          ---------------------
   By: Joseph Accomando, Managing                   By: Troy Lowrie, President
   and Authorized Member

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                                       24

             SALE OF JOSEPH ACCOMANDO'S 100% MEMBERSHIP INTEREST IN
                         EPICUREAN ENTERPRISES, L.L.C.,
                     [An Arizona Limited Liability Company]

     THIS SALE AGREEMENT FOR JOSEPH ACCOMANDO'S 100% MEMBERSHIP INTEREST IN EPICUREAN ENTERPRISES, L.L.C., hereinafter referred to as the "Agreement," is made and entered into as of the 5th day of March 2003, by and between JOSEPH ACCOMANDO, an unmarried man, hereinafter referred to as the "Seller," and VCG HOLDING CORP., hereinafter referred to as the "Buyer."

                                    RECITALS

     WHEREAS, the Seller is, or will be at the closing of this transaction (the "Close" or "Closing"), the owner of a 100% membership interest in Epicurean Enterprises, L.L.C., an Arizona limited liability company, doing business as El Patron at 1902 N. Black Canyon Freeway, Phoenix, Arizona; and,

     WHEREAS, the Seller intends and desires to sell, and the Buyer intends and desires to purchase, all of Seller's 100% Membership Interest in Epicurean on the terms and conditions hereinafter stated.

     NOW, THEREFORE, in furtherance of the parties intents and desires, and in consideration of the premises and mutual covenants, conditions and agreements between the parties as hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    SECTION I

                                  TERMS OF SALE

     1.1 SALE OF MEMBERSHIP INTEREST: Seller shall sell to Buyer, and Buyer shall purchase and acquire from Seller, free of all liabilities and encumbrances, except those hereinafter expressly provided, and subject to all the terms and conditions hereinafter set forth, all of the right, title and interest of Seller in and to Epicurean, which will equal one hundred percent (100%) of all membership interests in Epicurean at the time of Close.

     1.2 ASSETS OF EPICUREAN: The Assets of Epicurean include, but are not limited to the following: A certain Arizona Series 6 Liquor License
          # 06070572 and the inventory and liquor currently situated at 1902 N. Black Canyon

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          Freeway, Arizona; These assets are currently utilized in the operation of an adult live entertainment establishment at 1902 N. Black Canyon Freeway, Phoenix, Arizona. A more precise itemization of Epicurean's assets that are included with this sale is set out in the attached Schedule A.

     1.3 EXCLUDED ASSETS: The following assets are excluded from this membership interest sale and shall be transferred from Epicurean to
          Accomando:

               (i) All cash and amounts on deposit with financial institutions at the time of closing.

               (ii) All utility deposits of Epicurean existing at the time of
                    Closing.

               (iii) All claims, rights and causes of action against third parties accrued to Epicurean up to the moment of Closing.

               (iv) All credit card receivables accrued to Epicurean up to the time of Closing.

     1.4 SIMULTANEOUS CLOSING CONDITIONS: This Agreement is conditioned on the simultaneous closing of this Agreement and the Sale-Purchase Agreement between Sacred Ground Resources, L.L.C., as Seller, and VCG Real Estate Holdings, Inc., as Buyer, of that real estate and all its improvements located at 1902 N. Black Canyon Freeway, Phoenix, Arizona. This condition may not be waived by either Buyer or Seller.

     1.5 TRADENAME: The Buyer will own the interest in the name "Epicurean Enterprises," however, there is no other name, tradename or logo that is a part of the assets involved in this sale.

     1.6 MEMBERSHIP PURCHASE PRICE: The parties agree the Purchase Price for all of the Seller's membership interest in Epicurean is One Hundred Thousand ($100,000.00) Dollars. The parties agree the value associated with the purchase of the above referenced Liquor License is $75,000.00. The parties further agree this Purchase Price shall be paid by the Buyer to the Seller as follows:

             Deposit on Execution
             of this Agreement                           $  10,000.00

             At Closing                                  $  90,000.00
             [The above payments are to be made by cashier's check]

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     1.7  INDEMNIFICATION: Seller agrees to indemnify Buyer and hold Buyer harmless as to any expenses, damages, losses, or liabilities incurred by Buyer as a direct result of claims, obligations, or liabilities attempted to be enforced against Epicurean after Closing for an event, act or omission that arose prior to Closing, or as a result of any breach of any of Seller's representations or warranties contained in this Agreement. To the extent Buyer is entitled to indemnification under this Section, such right may be enforced by means of an offset of such amount against amounts due under that certain promissory note entered into by VCG Real Estate Holdings, Inc. as the maker for the benefit of Sacred Ground Resources, L.L.C. as the holder in the principal amount of Two Million Four Hundred Thousand and No/100 Dollars ($2,400,000.00).

     1.8 TRANSFER EXPENSES: The Buyer agrees to pay any expenses associated with any liquor license transfer or recording expenses or expenses related to notices to the State of Epicurean's change of Members, Agents or Officers.

     1.9 CLOSING DATE: The Closing Date for this transaction is five (5) days after complete satisfaction, or waiver by Buyer and Seller, of the Conditions contained in Section 5.2 of this Agreement. Closing shall occur at Transnation Title Insurance Company, 2390 East Camelback Road, Phoenix, Arizona (the "Escrow Agent"), or such other place as the parties agree in writing.

     1.10 BUYER POSSESSION OF THE ASSETS: Buyer's actual possession of the Assets in Exhibit B shall occur simultaneous with Closing this transaction and complete payment of the sums due at Closing pursuant to this Agreement.

     1.11 INCORPORATION OF EXHIBITS: The parties agree that all of the Exhibits referenced in this Agreement shall be incorporated into this Agreement and are as effective as integral and material parts of this Agreement.

                                   SECTION II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

Seller makes the following representations and warranties to Buyer. All representations and warranties that are made are made to the best of Seller's pre-closing knowledge and shall refer to the actual knowledge of Seller, as well as the pre-closing officers and Members for Epicurean Enterprises, L.L.C. and Joseph Accomando. These representations and warranties shall survive the Closing.

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     2.1  ORGANIZATION: Seller represents and warrants that at the time of
          Closing, he will be the sole owner of 100% of the membership interests in Epicurean; that Epicurean is an Arizona limited liability company and duly organized, validly existing and in good standing under the laws of the State of Arizona, with all the requisite power and authority to conduct its lawful business in the State of Arizona, and otherwise to carry on an adult live entertainment establishment at 1902 North Black Canyon Freeway, Phoenix, Arizona, and otherwise to carry on its operation and business as it is now being carried on at such location.

     2.2 ORGANIZATION AUTHORITY: The Seller has the necessary and requisite power and capacity to enter into this Agreement.

     2.3 NO VIOLATION OF ARTICLES OR OPERATING AGREEMENT: Neither the execution and delivery of this Agreement by the Seller, nor the performance by the Seller of his obligations hereunder, nor the consummation by him of the transactions contemplated by this Agreement (a) Violates any provision of the Articles of Organization or Operating Agreement of Epicurean, nor (b) to the best of the Seller's knowledge, does it violate any statute or law or any judgment, decree, order, regulation or rule of any court or government authority to which the Seller or Epicurean are subject, and which would have a material, adverse effect on Epicurean or the Buyer as Epicurean's owner.

     2.4 LITIGATION/CLAIMS: Seller has no actual knowledge of any litigation, claims, arbitration, or administrative proceeding pending or threatened against Epicurean or its assets, including its liquor license.

     2.5  KNOWLEDGE OF CURRENT VIOLATIONS/ADMINISTRATIVE ACTIONS INVOLVING
          EPICUREAN: Epicurean is not in violation of any law, regulation, consent order, order, judgment, injunction or decree against it the effect of which would be materially adverse to the Epicurean ownership in the hands of the Buyer.

     2.6 NO WARRANTIES: Seller makes no warranty of fitness for use or merchantability respecting the Assets set forth in Exhibit B. THIS PROVISION DOES NOT APPLY TO EPICUREAN'S LIQUOR LICENSE, WHICH IS WARRANTED BY SELLER TO BE CURRENT AND IN GOOD STANDING AND NOT SUBJECT TO ANY ADVERSE OR EQUITABLE CLAIMS AND ALSO NOT SUBJECT TO ANY PENDING ADMINISTRATIVE ACTIONS.

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     2.7  SELLER'S REPRESENTATION RESPECTING THE USE OF THE EPICUREAN BUSINESS
          PREMISE: The property located at 1902 N. Black Canyon Freeway is an "A-1" zoned District in Phoenix, and Epicurean has used these premises since November 2, 1998 as a "bar" and "adult live entertainment establishment," as those words in quotes are defined by the Phoenix Zoning Ordinances.

     2.8 DUTY TO COOPERATE. Seller and Seller's attorney will reasonably cooperate with the Buyer and Buyer's attorney to determine conclusively, prior to Closing, that the location of 1902 N. Black Canyon Freeway may lawfully be currently used as a "bar" and "adult live entertainment" establishment, as these terms are defined by the Phoenix Zoning Ordinance.

     2.9 SELLER'S REPRESENTATIONS RESPECTING TAX RETURNS. The Seller, as Managing Member of Epicurean, will cause to be filed and paid in a timely manner all applicable federal, state and local taxes related to income received from Epicurean up to and through December 1, 2002. Seller warrants that all tax returns filed or to be filed by or on behalf of Joseph Accomando, and related to income or loss from Epicurean are, or will be, substantially accurate, and to the best of Seller's knowledge will not result in any future claim against the assets of Epicurean in Buyer's hands. Seller also warrants that no examination of any of the tax returns of Joseph Accomando is pending, and that neither Epicurean or Joseph Accomando has been notified by any taxing authority of an intent to conduct an examination of any such tax return. Seller further warrants that Joseph Accomando is responsible for and will timely pay all income tax liabilities of Epicurean up to the date of Closing.

     2.10 TITLE TO ASSETS: Seller warrants that as of the Closing Epicurean has good, marketable unencumbered title to the Assets referred to herein free and clear of all liens, claims and encumbrances.

     2.11 CURRENT LEASE NOT IN DEFAULT: Seller warrants that neither he nor Epicurean are currently, and at the time of the Closing will not be, in default of any lease applicable to the Epicurean business premises.

     2.12 REPRESENTATIONS CONCERNING ENTERTAINERS WHO HAVE APPEARED, OR ARE APPEARING, AT EPICUREAN'S BUSINESS PREMISES: The Seller represents that Epicurean:

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               (i)  Has always properly classified workers, lessees, licensees, employees, and independent contractors for tax and minimum wage payment purposes.

               (ii) Has never, since the inception of the formal organizational status of Epicurean, treated any topless performer appearing on the Epicurean business premises as an employee of Epicurean, or paid any employer's share of withholding tax on the earnings of any such person.

               (iii)Has never, since the inception of the formal organizational status of Epicurean been the object of any claim or suit by any person or government entity asserting failure to pay minimum wage to any person or report income or tips of any person.

               (iv) The "Documents" included with this Agreement per Section 4.1 include every version of independent contractor, lease or license agreement with any topless entertainer-performer who has appeared or is appearing at Epicurean's business premises.

     2.13 REPRESENTATIONS RESPECTING CUSTOMERS AND EMPLOYEES: The Seller makes no warranty or representation that the present customers of the business will continue patronizing his business following the Buyer's execution or closing of this Agreement, or that Epicurean's current employees will continue to remain as employees of Epicurean after the execution or Closing of this transaction.

     2.14 INSURANCE: Epicurean maintained in full force and effect a policy of general liability insurance until 2001, without any lapses in coverage.

     2.15 MEMBERSHIP OWNERSHIP: Seller's interest in Epicurean to be transferred hereunder represents one hundred percent (100%) of all the equitable, beneficial or legal interest in Epicurean Enterprises, L.L.C. There are no other interests in Epicurean that are outstanding or promised, and there are no options, warrants or debt instruments, nor any other interest in Epicurean Enterprises, L.L.C. that at Closing shall be, issued or outstanding.

     2.16 TERMINATION OF LEASE. At the time of Closing, any lease with Epicurean for the use of the property located at 1902 North Black Canyon Highway, Phoenix, Arizona shall be terminated by Seller and there shall

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          be no residual liability owed by or behalf of Epicurean related to such lease.

     2.17 COOPERATION. Accomando will promptly cooperate following the Closing with respect to any reasonably required paperwork necessary to notify and obtain approval by the Arizona Department of Liquor Licenses and Control of a change of agent and control of Licensee.

     2.18 LIQUOR LICENSE VALIDITY AND PRE-CLOSING CITATIONS: At the time of closing the Liquor License will be valid and in good standing and free of any pre-closing related violations. If there are violations that are served on the Buyer after closing which are related to pre-closing activity the Seller warrants and represents that he will pay the defense or penalty for such violations. Damages to Buyer related to pre-closing liquor license violations are subject to Offset as referenced in Section 1.7.

                                  SECTION THREE

                     REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer hereby covenants, represents and warrants to the Seller as follows:

     3.1  BUYER'S FINANCIAL ABILITY TO PURCHASE SELLER'S MEMBERSHIP INTEREST:
          Buyer has, or has immediate access to, funds sufficient to purchase the Seller's interest in Epicurean within the time periods, and within the manner and at the amounts specified in this Agreement.

     3.2 BINDING OBLIGATION OF BUYER: This Agreement is a legal, valid and binding obligation of the Buyer and any person executing this Agreement on behalf of Buyer represents and warrants that they have the requisite authority to execute this Agreement on behalf of Buyer and to bind Buyer to this Agreement.

     3.3 QUALIFICATIONS TO HOLD AN ARIZONA LIQUOR LICENSE. Buyer is familiar with Arizona liquor law regarding qualifications to hold an Arizona

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          liquor license and Buyer reasonably believes it is qualified and eligible to be a controlling person/entity of Arizona liquor license #06070572.

     3.4 NO VIOLATION: Neither the execution and delivery of this Agreement by the Buyer, the performance by the Buyer of its obligations hereunder, nor the consummation by him/it of the transactions contemplated by this Agreement will (a) violate any provision of the Articles of Incorporation or Bylaws of the Buyer, (b) to the best of the Buyer's knowledge, violate any statute, law, regulation, or any judgment, decree, order, regulation or rule of any court or government authority to which the Buyer is subject, or (c) violate or constitute a breach of any agreement to which the Buyer is subject.

     3.5 CORRECTIONS TO IDENTIFY NEW MEMBER: Buyer will delete and correct after Closing any materials or references it receives from third parties showing Joe Accomando as having any position or ownership of Epicurean, and further agrees to not hold itself or Epicurean out, after Closing, as having any connection with Joseph Accomando other than with respect to acts or omissions occurring prior to Closing.

     3.6 LEGAL REPRESENTATION. Buyer has consulted its own counsel respecting the terms and conditions of this Agreement.

     3.7 LEGAL CAPACITY. Buyer is a Colorado corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is properly qualified and authorized to do business in the State of Arizona.

     3.8 DUE DILIGENCE. The Buyer has visually inspected the Property and is familiar with A.R.S. Title 4, Chapter 6 of the Phoenix City Code, and the Phoenix Zoning Ordinance provisions respecting bars and adult live entertainment establishments. The Buyer specifically DOES NOT accept as conclusive any representations of the Seller that the 1902 N. Black Canyon property is in conformity with Phoenix law respecting separation requirements for so called adult businesses. This Agreement, as well as the aforementioned Real Estate Purchase Agreement, are conditioned on a "bar" and an "adult live entertainment establishment" being a lawful use of the 1902 N. Black Canyon property at the time of Closing. In the event that at Closing a "bar" and an "adult live entertainment" establishment is determined by Buyer to be a lawful use of the 1902 N. Black Canyon property, then the Buyer will be satisfied with respect to the probable risk, worth and potential of the membership interests it is purchasing and will consummate this purchase and sale. Neither Seller nor Epicurean Enterprises L.L.C. have made any express or implied representations or warranties as to the condition or value of Epicurean Enterprises L.L.C. Nothing contained in this subsection is intended in any way to negate or obviate any conditions to Closing or the

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          Seller's Representations and warranties set forth in this Agreement.
          Notwithstanding anything else contained herein, Buyer and Seller agree that Buyer shall have until the earlier of (i) forty-five (45) days following the mutual execution of this Agreement, or (ii) Closing (the "Due Diligence Period"), to conduct whatever property inspections, physical tests, and any other inquiries Buyer deems necessary or advisable to confirm or determine the physical condition of the Property and the improvements located thereon and the value of Epicurean Enterprises, L.L.C. If, as a result of information first discovered during the conduct of this due diligence, Buyer gives notice that it reasonably disapproves of the condition of the Property or any of the improvements located thereon, then the Buyer shall have the right to terminate this Agreement and Seller and Escrow Agent shall promptly return to Buyer any monies received from Buyer, less any amounts necessary to correct any damages to the Property or the improvements located thereon caused by Buyer or Buyer's, agents, employees, or independent contractors. If Buyer does not give written notice of its disapproval of the condition of the Property or the improvements located thereon during the Due Diligence Period, then Buyer shall have no further claims or causes of action against Seller arising out of, or relating in any manner to, these matters, and shall be deemed to have waived all such claims or causes of action relating to the condition of the Property or the improvements located thereon.

     3.9 CONTINUED USE. Following the Closing, Buyer and its successors or assigns, if any, will continue to use the Property for a "bar" and an "adult live entertainment" establishment and may use some portion of the Property for a "sexually oriented business," as those terms are defined in the City of Phoenix Code and Zoning Ordinances, in a manner that is consistent with all applicable statutes, regulations and ordinances issued or enforced by any governmental body, department or agency, including, without limitation, the Code of the City of Phoenix, Chapter 6 and Chapter 10, Art. XII, Sections 10-131 through 10-148, and will not act or fail to act, nor will it permit any of its officers, directors, employees, agents, lessees, or independent contractors to act or fail to act, in any manner which would result in the inability to continue conducting any business on the Property which constitutes an "adult live entertainment" use.

     3.10 PROTECTION OF LIQUOR LICENSE. Following the Closing, the Buyer, its officers, employees, agents, lessees, and independent contractors will use their best faith efforts employing the highest standard of care to prevent any act, failure to act or violation of any statute, ordinance, regulation or code section of any governmental entity to occur which would effect or jeopardize in any material way the validity or value of Liquor License No. 06070572 or the ability of Seller or Sacred Ground Resources L.L.C. to subsequently obtain a Class 6 liquor license for the Property should Seller or Sacred

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          Ground Resources L.L.C. at any time after the Closing be entitled to conduct any business on the Property by virtue of a default by Buyer, VCG Real Estate Holdings, Inc., or their successors or assigns.

     3.11 SUBMITTAL ONLY WITH ACCOMANDO APPROVAL. Neither Buyer, nor VCG Real Estate Holdings, Inc., nor any of their respective officers, directors, employees, or agents will, at any time prior to the Closing, (i) submit any written registrations, applications, emails, letters, memorandum, or any other written documents or materials to any governmental or quasi-governmental entity or agency located in the State of Arizona unless such written material has been approved, in its entirety, by Joseph Accomando, in his sole and absolute discretion, nor (ii) meet with or conduct any telephonic conference or telephone call with any person or persons in any governmental or quasi-governmental entity or agency in the State of Arizona unless the subject matter of such meeting or discussions and the approach to be taken have first been discussed with, and approved by, Joseph Accomando, in his sole and absolute discretion, and Joseph Accomando is then present during any such meeting or discussion, whether by phone or in person.

                                  SECTION FOUR
                                  ------------

                              ADDITIONAL COVENANTS

     4.1 DOCUMENTS ON AGREEMENT EXECUTION: On execution of this Agreement the Buyer and Seller shall each receive a fully executed copy of this Agreement, all Exhibits and Attachments to this Agreement including the following Documents:

          Document Number 1          Articles of Organization of Epicurean.
          Document Number 2          Operating Agreement of Epicurean.
          Document Number 3          Copy of all versions of independent
                                     contractor agreements used with
                                     entertainers at the Epicurean business
                                     premises.
          Document Number 4          All Books and Records of Epicurean,
                                     including evidence of all required
                                     regulatory filings, in the possession of
                                     Seller or Seller's attorneys, and all
                                     records required to be maintained by a
                                     liquor licensee pursuant to Title 4 of the
                                     Arizona Revised Statutes and any
                                     regulations promulgated thereto.
          Document Number 5          Copies of Epicurean casualty insurance
                                     policies during the period from 1998 until
                                     2001.
          Document Number 6          Copies of all original licenses and permits
                                     in the name  of  Epicurean Enterprises,
                                     L.L.C. or referencing 1902 North Black
                                     Canyon  Freeway  [including Liquor License
                                     # 06070572], with the originals to be
                                     provided to Seller at the Closing.

     4.2 CLOSING DOCUMENTS. In addition to the above, at Closing Date the Seller shall deliver to the Buyer the following:

               (i) Any existing maintenance and/or warranty records related to Assets conveyed by this Agreement.

               (ii) Certified Minutes of Epicurean acknowledging the sale of the
                    100% membership interest of Joseph Accomando to VCG Holding Corp., a change of statutory

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                    and Liquor Agent, and accepting resignations of current
                    Officers and acknowledging this sale.

               (iii)Completed Change of Agent notice as required by the Arizona
                    Department of Liquor Licenses prepared by Buyer and signed by Seller.

               (iv) A Change of Statutory Agent prepared by Buyer and signed by
                    Seller on behalf of Epicurean Enterprises, L.L.C.

               (v) Any other document reasonably required by Buyer, Seller, their attorneys, and any closing agent involved in this transaction.

     4.3 BUYER TO DELIVER TO SELLER: At Closing the Buyer shall deliver to the Seller the following:

               (i) Cashiers' check in the amount $90,000.00 payable to Joseph Accomando.

               (ii) Financing statement and agreement together with an executed
                    UCC-1 securing with all of the current and future assets of Epicurean the performance of the Real Estate Sale-Purchase Agreement and the Promissory Note executed in connection therewith.

                                  SECTION FIVE
                                  ------------

     5.1 SELLER'S MAINTENANCE OF USE OF PROPERTY AS A PHOENIX "ADULT LIVE ENTERTAINMENT" ESTABLISHMENT: Buyer has informed the Seller that Buyer's sole intended use of the 1902 N. Black Canyon Freeway property is as a "bar" and an "adult live entertainment establishment." Without Buyer's right and ability at the time of closing to so use the Property, the Buyer would have no use for the Property or the Seller's interest in Epicurean. Therefore, for this Agreement to close the 1902 Black Canyon Freeway property must, at the time of closing, be permitted, under Phoenix Ordinances and Zoning Code, to open and operate a "bar" and an "adult live entertainment establishment." Because of these circumstances, the Buyer and Seller agree that:

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               (i)  Seller will maintain its use of the Property as an "adult live entertainment' establishment per the Phoenix City Code and Zoning Ordinance until the Closing, and,

               (ii) Buyer will reimburse the Seller for the cost of exhibiting at the Property live, topless adult entertainment with the character and frequency required to maintain "adult live entertainment" use status under the Phoenix City Code and Zoning Ordinance. Any monies paid pursuant to this provision shall not be credited against the Purchase Price.

     5.2  CONDITIONS OF THIS SALE: In addition to the condition set forth in
          Section 1.4 of this Agreement, the obligations of the Buyer to perform hereunder are conditioned on the satisfaction of each of the following (all or any part of which may be waived by both the Buyer and the Seller, acting jointly) on or prior to the Closing Date:

              (i) The Representations and Warranties of the Seller contained in this Agreement shall be true and correct.

              (ii) The approval by Buyer of any documents ancillary to this Agreement.

              (iii) As of Closing that a "bar" and an "adult live entertainment establishment," as those terms are defined by the Phoenix City Code and Zoning Ordinance, are all currently lawful and

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                     "permitted uses" of the Property pursuant to the City of
                     Phoenix Ordinances, Phoenix Zoning Code and Arizona state law.

              (iv) That prior to Closing the Seller provide to Buyer's attorney, Michael Di Cavalcante, any and all records of Epicurean in Seller's possession referring to:

                     a) Classification of topless entertainers who have appeared or are appearing at Epicurean's business premises; and,

                     b) Agreements between Epicurean and topless entertainers who have appeared or are appearing at Epicurean's business premises respecting their status with Epicurean as "employees" or "independent contractors."

              (v) That as of Closing the Buyer is permitted by law, regulation, and/or license grant or transfer, to immediately operate at the Property a "bar" and an "adult live entertainment establishment" as those terms are defined by the Phoenix City Code and Zoning Ordinance, unless such use is prohibited or restricted as the result of the direct or indirect acts or omissions of the Buyer, its officers, directors, shareholders, employees, or agents.

              (vi) That prior to Closing, Joseph Accomando, [who will be the sole Member of EPICUREAN ENTERPRISES, L.L.C. at the time of Closing] has agreed to indemnify the Buyer for any losses or damages suffered by the Buyer as a result of any Seller

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                     misrepresentations, fraud, or Seller caused performance
                     failures related to this Agreement.

              (vii) That the Buyer has acquired, to its reasonable satisfaction, all final permits, licenses, and approvals from all regulatory bodies or agencies required to permit the Buyer to lease, own, use, and operate the Property or business at 1902 N. Black Canyon Freeway, Phoenix, Arizona as an "adult live entertainment" establishment, as that quoted term is defined by Arizona law and the Phoenix City Code and Zoning Ordinance.

          In the event Buyer does not close the Agreement for the purchase of the membership interest of Seller in Epicurean solely as the result of any failure of any of the foregoing conditions, then any deposit paid by Buyer toward the purchase of Seller's interest in Epicurean shall be promptly returned to Buyer by written request to the closing agent/escrowee of such deposit stating under oath that this Agreement will not close because of a failure of one of the above conditions and setting forth with specificity the condition which has failed and the exact manner in which there has been a failure of that condition, and the Escrowee shall honor this written request.

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                                   SECTION SIX

                                  MISCELLANEOUS

     6.1 CONFIDENTIALTY: The Buyer and the Seller agree to keep the terms and timing related to this Agreement confidential to the extent legally permissible and practically possible.

     6.2 COOPERATION: Buyer and Seller agree to reasonably cooperate with one another to assure a smooth transition of the business license, ownership and control from Seller to Buyer.

     6.3 FURTHER ASSURANCES: Seller and Buyer jointly and severally agree to use their best efforts to obtain any consents or approvals by any third party or Government authority or agency which are required or reasonably deemed desirable by Buyer in connection with the completion of the transactions contemplated by this Agreement.

     6.4 FEES AND EXPENSES: Except as otherwise provided herein, the parties hereto shall bear their own costs and expenses incurred in connection with this transaction.

     6.5 BROKERAGE. The Buyer and Seller agree, represent and warrant that there is NO brokerage obligation or relationship related to this transaction.

     6.6 NOTICES TO THIRD PARTIES, VENDORS. Following the Closing Date the Seller will notify all persons-entities-government agencies and regulatory authorities which had any business or regulatory relationship with the Seller that the Seller has sold his interest in Epicurean, and that the Seller is no longer involved in any business at the 1902 N. Black Canyon Freeway, Phoenix, Arizona.

     6.7 BULK SALES. The parties agree UCC Bulk Sales provisions are not applicable.

     6.8 ASSIGNMENT. The benefits and burdens of this Agreement are personal in nature and no party, except as provided in Section 7.4, shall assign this Agreement or any of its rights and obligations hereunder without the prior written consent of the other party.

     6.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and permitted assigns.

     6.10 PRESERVATION OF THE BUSINESS. Without purporting to make any

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          commitment, Seller shall exercise all reasonable efforts to: (i)
          preserve the present relationship of Epicurean with all persons having business dealings with Epicurean; and, (ii) preserve and maintain in force all licenses, permits, registrations, franchises, and other similar rights applicable to up until Closing and to reasonably accommodate the efforts and activities of Buyer to accomplish a change of liquor agent, statutory agent, and transfer of a controlling interest in Epicurean Enterprises, L.L.C. from Joseph Accomando to Buyer.

     6.11 NOTICES. Any notice, demand or request required or permitted to be given under any provision of this Agreement shall be in writing and delivered personally or by certified or registered mail (with return receipt requested, and postage prepaid) to the following address, or to such other address as either party or their legal representative may request by notice in writing to the other party:

               If to Seller:                      Epicurean Enterprises, L.L.C.
                                                  c/o Mr. Joseph Accomando
                                                  4221 W. Dunlap, Suite 209
                                                  Phoenix, Arizona 85051

               With a copy to:                    Mr. Peter Spiess
                                                  SPIESS & SHORT, P.C.
                                                  40 N. Central, Suite 1650
                                                  Phoenix, Arizona 85004
                                                  Attorney for Seller

               If to Buyer:                       VCG HOLDING CORP.
                                                  Attn:  Michael Ocello
                                                  1601 W. Evans, Suite 200
                                                  Denver, Colorado 80223

               With a Copy to:                    Michael Di Cavalcante, J.D.
                                                  11724 Hemlock Drive
                                                  Overland Park, KS. 66210
                                                  Attorney for Buyer

     6.12 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes any and all prior agreements, understanding, negotiations and discussions between the parties and/or their counsel on the subject of this Agreement or topic(s) related to this Agreement. No amendment,

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          modification or waiver of this Agreement shall be binding unless evidenced by an instrument in writing signed by the Buyer and Seller.

     6.13 CONSTRUCTION. The captions and headings of this Agreement are for convenience and reference only, and shall not control or effect the meaning or construction of this Agreement.

     6.14 APPLICABLE LAW, VENUE: This Agreement is to be performed in Phoenix, Arizona and shall be governed by the internal substantive laws of the State of Arizona (without reference to choice of law principles) and, to the extent they preempt the laws of such state, the laws of the United States. In the event any litigation is commenced relating to this Agreement, the parties hereby irrevocably submit to the process, jurisdiction and venue of the courts of the State of Arizona, in and for the County of Maricopa, for the purpose of suit, action or other proceedings arising out of or relating to this Agreement and any such action shall be commenced only in such courts.

     6.15 SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement shall not effect the validity or enforceability of any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted. The invalidity or unenforceability of any provision of this Agreement to any person or circumstance shall not affect the validity or enforceability of such provision as it may apply to any other persons or circumstances.

     6.16 WAIVER. The failure in one or more instances of a party to insist upon performance of any of the terms, conditions and covenants set forth in this Agreement, or the failure of a party to exercise any right or privilege conferred by this Agreement, shall not thereafter be construed thereafter as waiving their right to insist upon performance of such terms, conditions or covenants or the rights to exercise such privileges and rights, which shall continue to remain in full force and effect as if no forbearance had occurred.

     6.17 ATTORNEYS FEES. If either party to this Agreement should bring an action in any court of competent jurisdiction to enforce or obtain an interpretation of this Agreement, the prevailing party in that litigation shall be entitled to a judgment for the costs of the action and reasonable attorneys' fees incurred in prelitigation efforts to resolve the issues between the parties, investigation and research, as well as the attorneys fees associated with actual action following its commencement, in addition to any other relief granted by the court.

     6.18 MEDIATION. In the event of a dispute between the parties concerning the

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          subject matter of this Agreement the parties agree to first to attempt to informally mediate their dispute prior to instituting any litigation.

     6.19 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together will constitute for all purposes one and the same instrument.

     6.20 FACSIMILE SIGNATURE. The parties agree a facsimile signature shall be as effective as an original.

     6.21 AGREEMENT NOT TO COMPETE. The Seller agrees that for a period of three years after the Closing Date he will not, directly or indirectly, own or have any interest in an adult oriented nightclub or bar within three (3) miles of the Property. Buyer acknowledges that Seller has unique skills and abilities to locate and qualify properties that may be profitably used for adult entertainment purposes. In order to induce Seller to locate and qualify such properties that are located within the Phoenix Metropolitan area and to bring such properties to the attention of VCG Real Estate Holdings, Inc., the entity from whom Buyer will lease the property located at 1902 North Black Canyon Highway, Phoenix, Arizona, Buyer acknowledges and agrees that if Seller locates any such property located within the Phoenix Metropolitan area during the period of three (3) years following the Closing, Seller will give VCG Real Estate Holdings, Inc. the first right of refusal (the "First Right of Refusal") to purchase or lease such property (the "Offered Property") upon such terms and at a purchase/lease price and additional compensation to Accomando as are satisfactory to Accomando in his sole discretion (the "Offered Terms"). Buyer shall have a period of fifteen (15) days after being provided, in writing, with the Offered Terms to exercise its First Right of Refusal by entering into a binding letter of intent or contract with Accomando or, at Accomando's sole discretion, the owner of such property, containing the Offered Terms. If Buyer does not exercise its First Right of Refusal within such fifteen (15) day period, then Accomando shall be free to offer the Offered Property to any other person or entity upon terms no more favorable than the Offered Terms and Buyer agrees that neither Buyer nor any person or entity related in anyway to Buyer shall purchase or lease, or attempt to purchase or lease, the Offered Property, or any interest therein, for a period of five (5) years.

     6.22 ASSISTANCE OF COUNSEL. Buyer states that it has had the assistance and counsel of Michael Di Cavalcante, Esq. in the review of the terms and conditions of this Agreement; The Seller states that it has had the

                                                                       Initials:

                                                                          /s/ TL
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                                                                          /s/ JA
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          assistance of Peter Spiess, Esq. in the review of the terms and conditions of this Agreement.

     6.23 SURVIVAL OF COVENANTS, REPRESENTATIONS, WARRANTIES AND
          INDEMNIFICATION'S. All covenants, representations and warranties made by any party to this Agreement shall be deemed made for the purpose of inducing the other party to enter into this Agreement. The representations and warranties made by either party in this Agreement shall survive the Closing indefinitely.

                                  SECTION SEVEN

               AGREEMENT TERMINATION, BREACH, FAILURE TO PERFORM,
                         DEFAULT AND LIQUIDATED DAMAGES

     7.1 BUYER'S TERMINATION PRIOR TO CLOSING. If the Buyer terminates this Agreement prior to Closing for a reason other than (i) the failure of a Condition in this Agreement not subject to the provisions of Section
          7.5 of this Agreement, (ii) Sacred Ground Resources, LLC.'s failure to close the real estate transaction with VCG Real Estate Holdings, Inc., or (iii) a material change in the character of the assets involved in this transaction or a material change in the real estate located at 1902 N. Black Canyon Freeway, Phoenix, Arizona, then, as a condition precedent to such termination, Buyer shall pay Seller, as Seller's liquidated damages (a) all of Seller's attorneys' fees (not to exceed $20,000.00) incurred in the negotiation and drafting of documents relating to the transaction contemplated by this Agreement and the real estate purchase agreement by and between VCG Real Estate Holdings, Inc., as the buyer, and Sacred Ground Resources L.L.C., as the seller, and (ii) a sum equal to the mortgage payments paid by Sacred Ground Resources L.L.C. for the Property for the months of January, 2003 through the month in which Buyer elects to terminate and pays these amounts, or (b) specific performance.

     7.2 SELLER'S TERMINATION PRIOR TO CLOSING: If Seller terminates this Agreement prior to Closing for any reason, including death, the Buyer shall have the option of seeking, as a remedy for breach, either specific performance of this Agreement, or recovering its attorney's fees (not to exceed $5,000.00) incurred in the negotiation and drafting of documents relating to the transaction contemplated by this Agreement and the real estate purchase agreement by and between VCG Real Estate Holdings, Inc., as the buyer, and Sacred Ground Resources L.L.C., as the seller, as its liquidated damages from Seller.

                                                                       Initials:

                                                                          /s/ TL
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                                                                          /s/ JA
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     7.3  DEFAULT UNDER THE VCG HOLDING, INC. PURCHASE AGREEMENT: This
          transaction shall be deemed terminated if the transaction between Sacred Ground Resources, LLC and VCG Real Estate Holdings, Inc., respecting the sale-purchase of 1902 N. Black Canyon Freeway, Phoenix, Arizona does not close simultaneous with the closing of this transaction.

          CHANGE IN CONTROLLING PERSON. Notwithstanding anything above to the contrary, upon Closing the Buyer will notify the Arizona Department of Liquor Licenses and Control within the statutory period allowed that the controlling interest in Epicurean Enterprises has been acquired by VCG HOLDING CORP. from Joseph Accomando. If thereafter the Department notifies the Buyer that VCG Holding Corp. or any of its owners, shareholders or officers are is not acceptable as a controlling person, the Buyer is free to convey its interest in Epicurean to another party or entity who is acceptable to the Arizona Department of Liquor Licenses and Control.

     7.5 BUYER'S ACTS. Buyer agrees that it waives any condition contained in this Agreement and Seller shall not be liable for the breach of any covenant or representation contained herein, if the failure of such condition or the breach of such covenant or representation is caused or frustrated by the acts or omissions of the Buyer, its affiliates or related entities, or the officers, directors, shareholders, members, partners, agents, independent contractors, or employees of any of them.

                                                                       Initials:

                                                                          /s/ TL
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                                                                          /s/ JA
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

     IN WITNESS WHEREOF, the parties have executed this Agreement for the Sale Of Joseph Accomando's 100% Membership Interest In Epicurean Enterprises, L.L.C. as of the 5th day of March, 2003.

        "SELLER"                                 "BUYER"

                                              VCG HOLDING CORP.

/s/ Joseph Accomando                          By: /s/ Troy Lowrie
------------------------------                   ---------------------
Joseph Accomando                                 Troy Lowrie, CEO

                                                                       Initials:

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